UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2014

Lightwave Logic, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1831 Lefthand Circle, Suite C, Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (302) 356-2717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On March 6, 2014, the registrant issued a press release announcing that it has begun to manufacture a Multi Integrated Nanophotonic Transceiver (MINT) prototype. The registrant is filing this report to clarify the following items that are related to that press release:

1.     The registrant has released the completed chip design of its advanced design Silicon Organic Hybrid Transceiver prototype to OpSIS Center at the University of Delaware.

2.     OpSIS Center at the University of Delaware is the prototyping organization that will be producing initial prototype silicon chips for the registrant, which are expected in early summer and which will be used for qualification and testing.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

99.1*

Press release dated March 6, 2014

*Incorporated by reference to the registrant’s Form 8-K filed on March 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By:	/s/ James S. Marcelli
James S. Marcelli, President

Dated: March 19, 2014